COMMON STOCK                                       COMMON STOCK
       NUMBER                                              SHARES
        USFS

                          U.S. FRANCHISE SYSTEMS, INC.


INCORPORATED UNDER THE LAWS                              SEE REVERSE FOR
  OF THE STATE OF DELAWARE                              CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT                                  CUSIP 902956 10 1






is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK
                     OF THE PAR VALUE OF $0.01 PER SHARE OF

                          U.S. FRANCHISE SYSTEMS, INC.

transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

   [Signature of Neal Aronson]               [Signature of Michael A. Leven]
EXECUTIVE VICE PRESIDENT AND SECRETARY    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          U.S. FRANCHISE SYSTEMS, INC.
                                   CORPORATE
                                      SEAL
                                      1995
                                    DELAWARE
                                       *

COUNTERSIGNED AND REGISTERED:
              WACHOVIA BANK OF NORTH CAROLINA, N.A.
                     (WINSTON-SALEM, NC)           TRANSFER AGENT AND REGISTRAR

BY:
                                                           AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each lcass of stock or series thereof and the qualificatiaons, limitations or restrictions of such preferences and/or rights. Such request may be addressed to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this Certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN --as joint tenants with right of
              survivorship and not as tenants
              in common
     UNIF GIFT MIN ACT--________ Custodian ________
                         (Cust)             (Minor)
                        under Uniform Gifts to Minors
                        Act _______________________
                                    (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, _________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________

Signature(s) Guaranteed:                         ______________________________
                                                            Signature

_________________________________________  ____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY   NOTICE: THE SIGNATURE(S) TO THIS
AN ELIGIBLE GUARANTOR INSTITUTION, AS      ASSIGNMENT MUST CORRESPOND WITH THE
AS DEFINED IN RULE 17Ad-15 UNDER THE       NAME(S) AS WRITTEN UPON THE FACE OF
SECURITIES AND EXCHANGE ACT OF 1934, AS    THE CERTIFICATE IN EVERY PARTICULAR,
AMENDED.                                   WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.